MICROENERGY, INC.

            Series A Cumulative Convertible Preferred Stock

                        SUBSCRIPTION AGREEMENT

     WHEREAS, Microenergy, Inc. (the "Company") entered into a certain agreement with AT&T Global Information Systems ("AT&T") under which the Company became liable for the payment of $2,332,495 (the "Debt") to AT&T;

     WHEREAS, on January 31, 1996, AT&T agreed to accept a payment of $1,330,000 (the "Discounted Payment") in full satisfaction of the Debt conditioned on AT&T receiving the Discounted Payment no later than May 31, 1996;

     WHEREAS, the Company desires to deliver the Discounted Payment to AT&T prior to May 31, 1996 in order to fully satisfy the Debt;

     WHEREAS, to partly finance the Discounted Payment, the Company will borrow approximately $800,000 (the "Commercial Loans") from certain commercial lenders;

     WHEREAS, the commercial lenders require that certain officers and directors of the Company personally guarantee the Company's obligations under the Commercial Loans;

     WHEREAS, Robert G. Gatza ("Gatza"), who is President, Chief Executive Officer and director of the Company, and Robert J. Fanella ("Fanella"), who is Vice President, Chief Financial Officer and director of the Company have agreed to personally guarantee up to $800,000 of the Company's obligations arising under the Commercial Loans;

     WHEREAS, to further finance the Discounted Payment, the Company desires to obtain, on demand, an aggregate contribution of $250,000 from Gatza and Fanella;

     WHEREAS, in exchange for their personal guarantees and contributions, the Company desires to issue shares of Series A
Cumulative Convertible Preferred Stock ("Preferred Stock") to Gatza and Fanella;

     WHEREAS, the number of authorized shares of Preferred Stock available for issuance by the Company is presently 31;

     WHEREAS, the board of directors of the Company has resolved to amend its certificate of incorporation to provide for an increase in the number of authorized shares of Preferred Stock; and

     WHEREAS, the shareholders of the Company have not yet approved the amendment to the certificate of incorporation.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

     7. SUBSCRIPTION. The undersigned hereby makes application to purchase shares of Series A Cumulative Convertible Preferred Stock ("Preferred Stock") in the following manner.

     (a) If, within 180 days of this Subscription Agreement, the certificate of incorporation is amended to increase the number of authorized shares of Preferred Stock to 350,000 or more, the undersigned will purchase 175,000 shares of Preferred Stock of the Company.

     (b) If, within 180 days of this Subscription Agreement, the certificate of incorporation is not amended to increase the number of authorized shares of Preferred Stock to 350,000 or more, the undersigned will purchase 14 shares of Preferred Stock of the Company.

     8. REPRESENTATIONS OF SUBSCRIBER. The undersigned subscriber represents and warrants to the Company as follows:

     (a) The subscriber is an "Accredited Investor," as defined in the Rules of the Securities and Exchange Commission ("SEC").

     (b) The undersigned recognizes that the Preferred Stock has neither been registered under the Securities Act of 1933, as amended (the "Act"), nor under the securities laws of any state, and, therefore, cannot be resold unless the Preferred Stock is registered under the Act or unless an exemption from registration is available.

     (c) The undersigned is acquiring the Preferred Stock for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or any particular occasion or event which would necessitate or require his or her sale or distribution of the Preferred Stock. No one other than the undersigned has any beneficial interest in any of the Preferred Stock;

     9. REPRESENTATIONS BY THE COMPANY. The Company represents and warrants to the undersigned subscriber that:

     (a) If the undersigned purchases 175,000 shares of Preferred Stock pursuant to paragraph 1(a) of this Subscription Agreement, each share of Preferred Stock will give the holder those rights set forth on Schedule A attached hereto.

     (b) If the undersigned purchases 14 shares of Preferred Stock pursuant to paragraph 1(b) of this Subscription Agreement, each share of Preferred Stock will give the holder those rights set forth on Schedule B attached hereto.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     11. PURCHASE PRICE. The undersigned hereby subscribes to purchase the number of shares of Preferred Stock set forth in either paragraph 1(a) or 1(b), whichever is applicable, in exchange for the following:

     (a) The undersigned's execution and delivery of a non-interest bearing demand note in favor of the Company in the face amount of $125,000; and

     (b) The undersigned's personal guarantee, in the aggregate amount of $800,000, of the Company's obligations arising under the Commercial Loans. In order to memorialize such guarantee, the undersigned agrees to execute and deliver all documents and instruments required by any commercial lender in connection with the Commercial Loans.

          12. SUBSCRIPTION. This Subscription Agreement is executed as of this 1st day of February, 1996 and shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.


Robert J. Fanella                       /s/Robert J. Fanella
Investor                           Signature


                              ACCEPTED BY THE COMPANY THIS
                              1ST DAY OF FEBRUARY, 1996

                              MICROENERGY, INC.


                              BY:
                              Robert G. Gatza
                              President

                              SCHEDULE A


           Series A Cumulative Convertible Preferred Stock

     The Board of Directors of the Company has designated the follow-ing rights, privileges and preferences for the Series A Cumulative Convertible Preferred Stock ("Preferred Stock").


1.   Dividend Rights

     Holders of shares of Preferred Stock are entitled to receive, out of the assets of the Company legally available for the payment of dividends, dividends payable semi-annually on the 1st day of each January and July after issuance at the rate of $.40 per annum per share. Dividends upon the Preferred Stock are cumulative and accrue from the date of original issue. No cash dividend may be declared and paid or set apart for payment upon the Common Stock until any past quarterly dividend on any outstanding series of Preferred Stock has been fully paid or declared and set apart for payment.

     At the Company's option, the Company may pay all or part of each dividend in shares of Common Stock. The Common Stock so issued will be valued based on 100% of the average closing bid price of the Common Stock as reported on NASDAQ (or such exchange or quotation service as the Common Stock may be quoted on, if it ceases to be quoted on NASDAQ) for the ten trading days before the record date for the dividend.


2.   Voting Rights

     The holder of each share of Preferred Stock will be entitled to cast one vote at any meeting of the shareholders of the Company.


3.   Conversion

     Each share of Preferred Stock may be voluntarily converted by the record holder thereof into Common Stock on the terms described below. Each share of Preferred Stock is also subject to "mandatory" conversion into Common Stock upon the occurrence of circumstances described below. In the event that a share of Preferred Stock is converted into Common Stock by mandatory conversion, the holder thereof will lose the right of voluntary conversion with respect to that share.

     (a) Voluntary Conversion. One year after the effective date of the Company's next prospectus, each share of the Preferred Stock is convertible, at the option of the holder thereof, into between one and two shares of Common Stock. The number of shares of Common Stock into which each share of Preferred Stock is convertible (the "Voluntary Conversion Rate") will be determined on the first anniversary of the date of said prospectus. The Voluntary Conversion Rate will be based upon the average of the closing bid prices for the Common Stock as reported on NASDAQ (or such exchange or quotation service as the Common Stock may be quoted on, if it ceases to be quoted on NASDAQ) for the twenty trading days preceding said anniver-sary date (the "Closing Average"), as follows:

                               Each Share of Preferred Stock
     If the Closing            Will Be Convertible Into
     Average is                Shares of Common Stock
     Over $5.50                       1.00
     $4.51 to $5.50                   1.25
     $3.50 to $4.50                   1.75
     Under $3.50                      2.00

     A holder of Preferred Stock may convert his shares to Common Stock by surrendering to American Stock Transfer & Trust Company (the "Exchange Agent") each certificate covering shares to be converted together with a statement of the name or names in which the shares of Common Stock shall be registered upon issuance. Such a notice of election to convert shall have the effect of creating a contract between the shareholder and the Company whereby the shareholder shall be deemed to have agreed to surrender the shares of Preferred Stock and to release the Company from all further obligation thereon, and whereby the Company shall be deemed to have agreed to issue the appropriate number of shares of Common Stock upon the surrender of the shares of Preferred Stock. The conversion right will terminate at the close of business of the redemption date as to any shares of Preferred Stock being redeemed on that date.

     (b) Mandatory Conversion. In the event that during the first 24 months after the first anniversary of the date of the Company's next prospectus the closing bid price of the Company's Common Stock exceeds $7.00 for five consecutive trading days, each share of the Preferred Stock may, at the Company's option, be converted after the fifth such day into one share of Common Stock (the "Mandatory Conversion Rate"). Likewise, after the third anniversary of the date of said prospectus, each share of the Preferred Stock may, at the Company's option, be converted into one share of Common Stock. Holders of the Preferred Stock will receive notice of the conversion of their shares promptly after the conversion takes place.

     (c)  The following provisions apply with respect to either
Voluntary Conversion or Mandatory Conversion.

     All dividends declared and unpaid up to the date of conversion shall be paid by the Company at the time of conversion unless that payment date has not yet occurred, in which event the dividend shall be paid upon the payment date for such dividend set forth in the Pre-ferred Stock certificate. Any such unpaid dividends must be paid in full to the holder prior to the declaration and payment of any other dividend or distribution by the Company with respect to its Common Stock and must be paid pari passu to the holder with payment of any other dividend or distribution by the Company with respect to the Preferred Stock. The Company will not issue any note or other evidence of indebtedness with respect to unpaid dividends. If the Company does not make payment of any dividends when due, the remedy of a Preferred Stockholder will be to undertake a legal action in a court of competent jurisdiction.

     The Voluntary Conversion Rate and the Mandatory Conversion Rate are both subject to adjustment upon the occurrence of the following events: the issuance of shares of Common Stock or other securities of the Company as a dividend or distribution on shares of Common Stock of the Company to the holders of all of its outstanding shares of Common Stock; subdivisions, combinations, or certain reclassifications of shares of Common Stock of the Company; or the distribution to the holders of shares of Common Stock of the Company generally of evidences of indebtedness or assets (excluding cash dividends and distributions made out of current or retained earnings) or rights, options, or warrants to subscribe for securities of the Company other than those mentioned above. No adjustment in the conversion rates will be required to be made with respect to the Pre-ferred Stock until cumulative adjustments amount to one percent or more; however, any such adjustment not required to be made will be carried forward and taken into account in any subsequent adjustment. In lieu of fractional shares of Common Stock, there will be paid to the holder of the Preferred Stock at the time of conversion an amount in cash equal to the same fraction of the current market value of a share of Common Stock of the Company.

     In the event of any consolidation with or merger of the Company into another corporation, or sale of all or substantially all of the properties and assets of the Company to any other corporation, or in case of any reorganization of the Company, each share of Preferred Stock would thereupon become convertible only into the number of shares of stock or other securities, assets or cash to which a holder of the number of shares of Common Stock of the Company issuable (at the time of such consolidation, merger, sale or reorganization) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale or reorganization.

4.   Liquidation Preference

     In the event of a voluntary or involuntary liquidation or winding up of the Company, the holders of Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to shareholders $5.00 per share plus all accrued and unpaid dividends before any distribution is made to the holders of Common Stock or any other class or series of stock ranking junior to the Preferred Stock as to distribution of assets.

     After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. The foregoing liquidation rights shall not be operative in the event of (i) any consolidation or merger of the Company with or into any other corporation, (ii) any dissolution, liquidation, winding up or reorganization of the Company immediately followed by reincorporation of a successor corporation or creation of a successor partnership or (iii) a sale or other disposition of all or substantially all of the Company's assets to another corporation or a partnership if, in each case, effective provision is made in the certificate of incorporation of the resulting or surviving corporation or the articles of partnership of the resulting partnership or otherwise, for the protection of the rights of the holders of the Preferred Stock.

5.   Preemptive Rights

     Holders of Preferred Stock shall have no preemptive right to purchase any securities of the Company.

                              SCHEDULE B


           Series A Cumulative Convertible Preferred Stock

     The Board of Directors of the Company has designated the follow-ing rights, privileges and preferences for the Series A Cumulative Convertible Preferred Stock ("Preferred Stock").


1.   Dividend Rights

     Holders of shares of Preferred Stock are entitled to receive, out of the assets of the Company legally available for the payment of dividends, dividends payable semi-annually on the 1st day of each January and July after issuance at the rate of $5000 per annum. Dividends upon the Preferred Stock are cumulative and accrue from the date of original issue. No cash dividend may be declared and paid or set apart for payment upon the Common Stock until any past quarterly dividend on any outstanding series of Preferred Stock has been fully paid or declared and set apart for payment.

     At the Company's option, the Company may pay all or part of each dividend in shares of Common Stock. The Common Stock so issued will be valued based on 100% of the average closing bid price of the Common Stock as reported on NASDAQ (or such exchange or quotation service as the Common Stock may be quoted on, if it ceases to be quoted on NASDAQ) for the ten trading days before the record date for the dividend.


2.   Voting Rights

     The holder of each share of Preferred Stock will be entitled to cast 12,500 votes at any meeting of the shareholders of the Company.


3.   Conversion

     Each share of Preferred Stock may be voluntarily converted by the record holder thereof into Common Stock on the terms described below. Each share of Preferred Stock is also subject to "mandatory" conversion into Common Stock upon the occurrence of circumstances described below. In the event that a share of Preferred Stock is converted into Common Stock by mandatory conversion, the holder thereof will lose the right of voluntary conversion with respect to that share.

     (a) Voluntary Conversion. After February 1, 1997, each share of the Preferred Stock is convertible, at the option of the holder thereof, into between 12,500 and 25,000 shares of Common Stock. The number of shares of Common Stock into which each share of Preferred Stock is convertible (the "Voluntary Conversion Rate") will be determined on the first anniversary of the date of this Subscription Agreement. The Voluntary Conversion Rate will be based upon the average of the closing bid prices for the Common Stock as reported on NASDAQ (or such exchange or quotation service as the Common Stock may be quoted on, if it ceases to be quoted on NASDAQ) for the twenty trading days preceding said anniversary date (the "Closing Average"), as follows:

                               Each Share of       Preferred Stock
     If the Closing            Will Be Convertible Into
     Average is                Shares of Common Stock
     Over $5.50                       12,500
     $4.51 to $5.50                   15,625
     $3.50 to $4.50                   21,875
     Under $3.50                      25,000

     A holder of Preferred Stock may convert his shares to Common Stock by surrendering to American Stock Transfer & Trust Company (the "Exchange Agent") each certificate covering shares to be converted together with a statement of the name or names in which the shares of Common Stock shall be registered upon issuance. Such a notice of election to convert shall have the effect of creating a contract between the shareholder and the Company whereby the shareholder shall be deemed to have agreed to surrender the shares of Preferred Stock and to release the Company from all further obligation thereon, and whereby the Company shall be deemed to have agreed to issue the appropriate number of shares of Common Stock upon the surrender of the shares of Preferred Stock. The conversion right will terminate at the close of business of the redemption date as to any shares of Preferred Stock being redeemed on that date.

     (b) Mandatory Conversion. In the event that during the first 24 months after the first anniversary of the date of this Subscription Agreement the closing bid price of the Company's Common Stock exceeds $7.00 for five consecutive trading days, each share of the Preferred Stock may, at the Company's option, be converted after the fifth such day into 12,500 shares of Common Stock (the "Mandatory Conversion Rate"). Likewise, after the third anniversary of the date of this Subscription Agreement, each share of the Preferred Stock may, at the Company's option, be converted into 12,500 shares of Common Stock. Holders of the Preferred Stock will receive notice of the conversion of their shares promptly after the conversion takes place.

     (c)  The following provisions apply with respect to either
Voluntary Conversion or Mandatory Conversion.

     All dividends declared and unpaid up to the date of conversion shall be paid by the Company at the time of conversion unless that payment date has not yet occurred, in which event the dividend shall be paid upon the payment date for such dividend set forth in the Pre-ferred Stock certificate. Any such unpaid dividends must be paid in full to the holder prior to the declaration and payment of any other dividend or distribution by the Company with respect to its Common Stock and must be paid pari passu to the holder with payment of any other dividend or distribution by the Company with respect to the Preferred Stock. The Company will not issue any note or other evidence of indebtedness with respect to unpaid dividends. If the Company does not make payment of any dividends when due, the remedy of a Preferred Stockholder will be to undertake a legal action in a court of competent jurisdiction.

     The Voluntary Conversion Rate and the Mandatory Conversion Rate are both subject to adjustment upon the occurrence of the following events: the issuance of shares of Common Stock or other securities of the Company as a dividend or distribution on shares of Common Stock of the Company to the holders of all of its outstanding shares of Common Stock; subdivisions, combinations, or certain reclassifications of shares of Common Stock of the Company; or the distribution to the holders of shares of Common Stock of the Company generally of evidences of indebtedness or assets (excluding cash dividends and distributions made out of current or retained earnings) or rights, options, or warrants to subscribe for securities of the Company other than those mentioned above. No adjustment in the conversion rates will be required to be made with respect to the Pre-ferred Stock until cumulative adjustments amount to one percent or more; however, any such adjustment not required to be made will be carried forward and taken into account in any subsequent adjustment. In lieu of fractional shares of Common Stock, there will be paid to the holder of the Preferred Stock at the time of conversion an amount in cash equal to the same fraction of the current market value of a share of Common Stock of the Company.

     In the event of any consolidation with or merger of the Company into another corporation, or sale of all or substantially all of the properties and assets of the Company to any other corporation, or in case of any reorganization of the Company, each share of Preferred Stock would thereupon become convertible only into the number of shares of stock or other securities, assets or cash to which a holder of the number of shares of Common Stock of the Company issuable (at the time of such consolidation, merger, sale or reorganization) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale or reorganization.





4.   Liquidation Preference

     In the event of a voluntary or involuntary liquidation or winding up of the Company, the holders of Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to shareholders $62,500.00 per share plus all accrued and unpaid dividends before any distribution is made to the holders of Common Stock or any other class or series of stock ranking junior to the Preferred Stock as to distribution of assets.

     After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. The foregoing liquidation rights shall not be operative in the event of (i) any consolidation or merger of the Company with or into any other corporation, (ii) any dissolution, liquidation, winding up or reorganization of the Company immediately followed by reincorporation of a successor corporation or creation of a successor partnership or (iii) a sale or other disposition of all or substantially all of the Company's assets to another corporation or a partnership if, in each case, effective provision is made in the certificate of incorporation of the resulting or surviving corporation or the articles of partnership of the resulting partnership or otherwise, for the protection of the rights of the holders of the Preferred Stock.


5.   Preemptive Rights

     Holders of Preferred Stock shall have no preemptive right to purchase any securities of the Company.